UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2014

BERRY PLASTICS GROUP, INC. (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	001-35672 (Commission File Number)	20-5234618 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                             Other Events.

On April 28, 2014 Berry Plastics Group, Inc. (the “Company”) issued a press release announcing the commencement by Berry Plastics Corporation, the Company’s wholly owned subsidiary (the “Issuer”), of a cash tender offer and consent solicitation with respect to any and all of the Issuer’s outstanding 9½% Second Priority Senior Secured Notes due 2018.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01                            Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of Berry Plastics Group, Inc., dated April 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS GROUP, INC.

Date: April 29, 2014	By: /s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Berry Plastics Group, dated April 28, 2014.